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                                                                    EXHIBIT 99.1

                         FORM 3 JOINT FILER INFORMATION

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
Name:                High Ridge GP Holdings LLC
Address:             20 Liberty Street
                     P.O. Box 388
                     Chester, CT 06412
Designated Filer:    HRWCP 1, L.P.
Date of Event
Requiring Statement: 8/8/05
Issuer and Ticker
Symbol:              James River Group, Inc. (JRVR)
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Signature: /s/ Steven J. Tynan
           -------------------
Title:         Manager